SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

MAGMA DESIGN AUTOMATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MAGMA DESIGN AUTOMATION, INC.
2 RESULTS WAY
CUPERTINO, CALIFORNIA 95014
(408) 864-2000

July 24, 2002

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Magma Design Automation, Inc. that will be held on Thursday, August 29, 2002, at 10:00 a.m. at the Company’s headquarters at 2 Results Way, Cupertino, California.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

A copy of our 2002 Annual Report to Stockholders is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Rajeev Madhavan
Chief Executive Officer, Secretary
and Chairman of the Board

MAGMA DESIGN AUTOMATION, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 29, 2002

To the Stockholders of Magma Design Automation, Inc.:

The Annual Meeting of Stockholders of Magma Design Automation, Inc., a Delaware corporation (the “Company”), will be held on Thursday, August 29, 2002 at the Company’s headquarters located at 2 Results Way, Cupertino, California, at 10:00 a.m. Pacific Daylight Time, for the following purposes:

1.	To elect two Class I directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent auditors; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Stockholders of record as of the close of business on July 15, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 2 Results Way, Cupertino, California, for ten days prior to the meeting.

It is important that your shares are represented at the meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors

Rajeev Madhavan
Chief Executive Officer and Secretary

July 24, 2002

MAGMA DESIGN AUTOMATION, INC.
2 RESULTS WAY
CUPERTINO, CALIFORNIA 95014

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Magma Design Automation, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters at 2 Results Way, Cupertino, California, on Thursday, August 29, 2002 at 10:00 a.m. Pacific Daylight Time, and any adjournment or postponement thereof (the “Annual Meeting”). The Company’s principal executive offices are located at the address listed at the top of this page and the telephone number is (408) 864-2000.

The Company’s 2002 Annual Report on Form 10-K, containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2002, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement, the accompanying form of proxy and the Company’s Annual Report will first be mailed to stockholders entitled to vote at the Annual Meeting on or about July 24, 2002.

Who Can Vote

Stockholders of record at the close of business on July 15, 2002 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 30,441,945 shares of common stock, $.0001 par value (the “Common Stock”), outstanding.

How You Can Vote

You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the proxy card in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions therein. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If you return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the two nominees for director listed in this Proxy Statement and FOR the ratification of the appointment of the Company’s independent auditors.

Registered stockholders can simplify their voting and save the Company additional expense by calling (800) 435-6710 or voting via the Internet at http://www.eproxy.com/lava. Telephone and Internet voting information is provided on the proxy card if these options are available to you. Votes submitted via the Internet or by telephone must be received by 4:00 p.m., Eastern Time, on August 28, 2002. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocation of Proxies

Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or

•	by submitting another proxy of a later date that is properly executed prior to or at the Annual Meeting.

Required Vote

On all matters, each holder of Common Stock is entitled to one vote for each share held as of the Record Date. Directors are elected by a plurality vote. The two nominees for director who receive the most votes cast in their favor will be elected to serve as directors. The other proposal submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election (the “Inspector”). The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to Article VI of the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes. Each of the three classes consists of two directors. Two Class I directors will be elected at the 2002 Annual Meeting and will serve until the 2005 Annual Meeting. The Class II directors will continue to serve until the 2003 Annual Meeting and the Class III directors will continue to serve until the 2004 Annual Meeting.

The two nominees to fill the Class I directors seats to serve until the 2005 Annual Meeting are Roy E. Jewell and Rajesh Parekh. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not currently anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

Biographical information concerning each of the nominees is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Roy E. Jewell	2001	47
Roy E. Jewell has served as the Company’s President since May 2001 and as one of its directors since July 2001. Mr. Jewell has served as the Company’s Chief Operating Officer since March 2001. From March 1999 to March 2001, Mr. Jewell served initially as the Chief Executive Officer and later as a consultant at a company he co-founded, Clarisay, Inc., a supplier of surface acoustic wave filters. From January 1998 to March 1999, Mr. Jewell was a member of the CEO Staff at Avant! Corporation, a provider of software products for integrated circuit designs. From July 1992 to January 1998, Mr. Jewell was the President and Chief Executive Officer of Technology Modeling Associates, Inc. or TMA, subsequently acquired by Avant! Corporation. Prior to that time, Mr. Jewell served in various marketing positions at TMA.

Rajesh Parekh	1999	49
Rajesh Parekh has served as one of the Company’s directors since February 1999. Since March 2000, Mr. Parekh founded and has served as the Chairman and Chief Technology Officer of Comstellar Technologies, a communications infrastructure technology company. Since April 1999, Mr. Parekh has been a managing partner of Redwood Ventures Partners. From 1997 to 1998, Mr. Parekh served as Vice President and General Manager of Sun Microelectronics, a division of Sun Microsystems, Inc. From 1992 to 1997, Mr. Parekh also served as Vice President and Chief Technology Officer for Sun Microsystems Computer Company.

Required Vote

The nominees for the two director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

The Board of Directors recommends a vote “FOR” election as director of the nominees set forth above.

Biographical information concerning the Class II directors, who will be up for re-election at the 2003 Annual Meeting, is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Mark W. Perry	1999	59
Mark W. Perry has served as one of the Company’s directors since April 1999. Mr. Perry has been a general partner of New Enterprise Associates since June 1996. From May 1994 to December 1995, Mr. Perry served as President and Chief Executive Officer and then as Chairman of Viewstar Corporation, a leading provider of business process automation, client/server software.

Andreas Bechtolsheim	1997	46
Andreas Bechtolsheim has served as one of the Company’s directors since May 1997. Since September 1996, Mr. Bechtolsheim has served as the Vice President of Engineering of the Gigabit Switching Group at Cisco Systems, Inc., a manufacturer of networking equipment. In 1995, Mr. Bechtolsheim founded Granite Systems, Inc., a developer of high-performance multi-layer network switches based on the emerging gigabit ethernet standard. Mr. Bechtolsheim was at Granite Systems, Inc. until it was acquired by Cisco Systems, Inc. in September 1996.

Biographical information concerning the Class III directors, who will be up for re-election at the 2004 Annual Meeting, is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Rajeev Madhavan	1997	36
Rajeev Madhavan, one of the Company’s founders, has served as the Company’s Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in April 1997. Mr. Madhavan served as the Company’s President from its inception until May 2001. Prior to co-founding Magma, from July 1994 until February 1997, Mr. Madhavan founded and served as the President and Chief Executive Officer of Ambit Design Systems, Inc., an electronic design automation software company, later acquired by Cadence Design Systems, Inc., an electronic design automation software company.

S. Atiq Raza	1998	53
S. Atiq Raza has served as one of the Company’s directors since April 1998. Mr. Raza is the Chairman and Chief Executive Officer of Raza Foundries, Inc., a meta company of broadband networking and communications companies, since July 1999. From January 1996 to May 1999, Mr. Raza served in several management positions at Advanced Micro Devices, Inc., or AMD, a manufacturer of semiconductors, including Executive Vice President and member of the Office of the Chief Executive Officer. Most recently, Mr. Raza served as AMD’s President and Chief Operating Officer. From 1988 to January 1996, Mr. Raza served in several management positions at NexGen, Inc., a semiconductor company, most recently as Chairman and Chief Executive Officer, until NexGen, Inc.’s acquisition by AMD. Mr. Raza is also a board member of Applied Micro Circuits Corporation, a communications company and several private companies.

Board Meetings and Committees

The Board of Directors held seven meetings during the year ended March 31, 2002. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve except for Messrs. Raza and Bechtolsheim.

Compensation Committee

Number of Members:	Three

Members:	Mr. Parekh (Chairman) Mr. Bechtolsheim Mr. Perry

Number of Meetings:	One

Functions:
Reviews the performance of and establishes the compensation of the Company’s executive officers, recommends guidelines for the review of performance and the establishment of compensation and benefit policies for all other employees, establishes compensation for members of the Company’s Board of Directors, adopts, approves and administers the Company’s compensation plans, programs and arrangements for officers and other employees and consultants of the Company and its subsidiaries, approves the grant or payment of stock options or other awards under the benefit plans, programs or arrangements and conducts the reviews, investigations and surveys of the Compensation Committee considered to be appropriate and necessary to carry out its duties. Performs other activities and functions related to executive compensation as may be assigned from time to time by the Board of Directors.

Audit Committee

Number of Members:	Three

Members:	Mr. Raza Mr. Parekh Mr. Perry

Number of Meetings:	Four

Functions:
Reviews the annual audited financial statements with management and the Company’s independent auditors including a discussion of the reasonableness of judgments and estimates made in preparation of the financial statements that may be viewed as critical and the clarity of financial statement disclosures. Recommends that the audited financial statements be included in the Annual Report on Form 10-K. Reviews the Company’s quarterly financial statements with management and the independent auditors. Reviews major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management. Monitors the independent auditors’ relationship with the Company. Recommends to the Board of Directors the appointment of the independent auditors and, together with the Board, evaluates the performance of the independent auditors, and if so determined by the Audit Committee, recommends the replacement of the independent auditors.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the independent accountants are responsible for auditing those financial statements. However, the Audit Committee does consult with management and the Company’s independent accountants prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs.

Director Compensation

Directors who are employees of the Company do not receive any fees for service on the Board of Directors. For a description of compensation agreements with Messrs. Madhavan and Jewell, see “Executive Compensation—Employment Agreements and Change of Control Agreements.” During fiscal year 2002, Messrs. Madhavan and Jewell were the Company’s only employee directors.

None of the Company’s directors receives cash compensation for services as a member of the Board of the Directors. Upon appointment or election to the Board of Directors, each new non-employee director will receive an initial stock option grant to purchase 50,000 shares of the Common Stock pursuant to the Company’s 2001 Stock Incentive Plan. The option vests as to 25% of the shares on the first anniversary of the date of grant with the remaining shares vesting monthly over the following three (3) years. Pursuant to the 2001 Stock Incentive Plan, following the conclusion of each regular annual meeting of stockholders, each non-employee director, who will continue to serve as a member of the Board, will receive an additional option to purchase 20,000 shares at an exercise price equal to the fair market value of the Common Stock on the date of grant. These options vest in the same manner as the initial option grant. When a non-employee director is appointed to the Board of Directors at a time other than at an annual meeting, such director shall receive a pro rata portion of the 20,000 share grant that will vest according to the terms of the initial grant. It is the Company’s policy to reimburse each non-employee member of the Board of Directors for out-of-pocket expenses incurred with attending meetings of the Board or its Committees.

Compensation Committee Interlocks and Insider Participation

Messrs. Bechtolsheim, Parekh and Perry, all non-employee directors, serve as members of the Compensation Committee. None of the Company’s executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board of Directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 15, 2002 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table,” (iii) each of the Company’s current directors, (iv) each of the Company’s nominees for director, and (v) all directors and executive officers of the Company as a group. Beneficial ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o Magma Design Automation, Inc., 2 Results Way, Cupertino, California 95014. The percentage of Common Stock beneficially owned is based on 30,441,945 shares outstanding as of July 15, 2002. In addition, shares issuable pursuant to options or warrants which may be exercised within 60 days of July 15, 2002 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individual’s particular circumstances.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Entities affiliated with New Enterprise Associates (2)	1,792,907	5.9%

Named Executive Officers and Directors:
Rajeev Madhavan (3)	3,268,489	10.6
Roy E. Jewell (4)	515,827	1.7
Robert A. Sheffield (5)	140,106	*
Andreas Bechtolsheim (6)	3,077,138	10.1
Rajesh Parekh (7)	680,957	2.2
Mark W. Perry (2)(8)	1,866,378	6.1
S. Atiq Raza (9)	664,073	2.2
All directors and executive officers as a group (7 persons) (10)	10,212,968	32.9%

*	Amount represents less than 1% of the outstanding shares of the Company’s Common Stock.
(1)
To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
Represents 977,878 shares reported to be held by New Enterprise Associates VII, Limited Partnership (“NEA VII”) and 815,029 shares reported to be held by New Enterprise Associates 9, Limited Partnership (“NEA 9”). NEA Partners VII, Limited Partnership (“NEA Partners VII”) is the sole general partner of NEA VII. NEA Partners 9, Limited Partnership (“NEA Partners 9”) is the sole general partner of NEA 9. By virtue of their relationship as affiliated limited partnerships, whose general partners have overlapping individual general partners, each of NEW VII, NEA 9, NEA Partners VII and NEA Partners 9 may be deemed to have beneficial ownership of and to have shared power to vote, direct the vote, dispose of or direct the disposition of 1,792,907 shares. As the general partners of NEA Partners VII and NEA Partners 9, the sole general partners of NEA VII and NEA 9, respectively, each of Stewart Alsop II, as to NEA Partners 9, Peter J. Barris (“Barris”), Nancy L. Dorman (“Dorman”), Ronald Kase (“Kase”), C. Richard Kramlich (“Kramlich”), Thomas C. McConnell (“McConnell”), Peter T. Morris (“Morris”), John M. Nehra (“Nehra”), Charles W. Newhall III (“Newhall”) and Mark W. Perry (“Perry”) may be deemed to own beneficially and have shared power to vote, direct the vote of, dispose of or direct the disposition of 1,792,907 shares. The address of the principal business office of NEA 9, NEA Partners 9, NEA VII, NEA Partners VII, Dorman, Nehra and Newhall is New Enterprise Associates, 1119 St. Paul Street, Baltimore, Maryland 21202. The address of the principal business office of Kase, Kramlich, McConnell, Morris and Perry is New Enterprise Associates, 2490 Sand Hill Road, Menlo Park, California 94025. The address of the principal business office of Barris is One Freedom Square, 11951 Freedom Drive, Suite 1240, Reston, Virginia 20190.

(3)
Includes 342,857 shares beneficially owned pursuant to immediately exercisable stock options, of which 201,429 shares, upon exercise, are subject to the Company’s lapsing right of repurchase. Includes 3,616 shares which are subject to the Company’s lapsing right of repurchase. Includes 75,000 shares held by the Rajeev Madhavan 2001 Grantor Retained Annuity Trust. Mr. Madhavan is the trustee of the Rajeev Madhavan 2001 Grantor Retained Annuity Trust. Includes 1,360,015 shares held by the Madhavan Living Trust UAD 10/29/1998. Mr. Madhavan and his spouse, Geetha Madhavan, are trustees of the Madhavan Living Trust UAD 10/29/1998. Also includes 75,000 shares held by the Geetha Madhavan 2001 Grantor Retained Annuity Trust. Mr. Madhavan’s spouse, Geetha Madhavan is the trustee of the Geetha Madhavan 2001 Grantor Retained Annuity Trust.

(4)
Includes 85,714 shares beneficially owned pursuant to immediately exercisable stock options, of which 42,856 shares, upon exercise, are subject to the Company’s lapsing right of repurchase. Also includes 267,857 shares subject to the Company’s lapsing right of repurchase.

(5)	Includes 93,427 shares beneficially owned pursuant to immediately exercisable stock options, of which 49,433 shares, upon exercise, are subject to the Company’s lapsing right of repurchase.
(6)	Includes 19,285 shares beneficially owned pursuant to immediately exercisable stock options, of which 3,616 shares, upon exercise, are subject to the Company’s lapsing right of repurchase.
(7)
Includes 10,030 shares held by Redwood Management III, L.P.; 90,275 shares held by Redwood Ventures III, L.P.; 69,214 shares held by Redwood Ventures IV, L.P.; 31,091 shares held by Redwood Management IV, L.P.; 406,466 shares held by the Parekh Family Trust U/D/T Dated 10/14/1991, Mr. Parekh and his spouse, Daksha Parekh, are trustees; 26,314 shares held by the Parekh R84 Trust U/D/T dated September 22, 1998; Mr. Parekh and his spouse, Daksha Parekh are trustees; 42,697 shares held by the Parekh R88 Trust U/D/T dated September 22, 1998 of which Mr. Parekh and his spouse are trustees; and 2,009 shares held by Mr. Parekh which are subject to the Company’s right of repurchase. Redwood Venture Partners, LLC is the general partner of Redwood Ventures III, L.P. and Redwood Management III, L.P. RCG Advisor, LLC is a general partner of Redwood Ventures IV, L.P. and Redwood Management IV, L.P. Rajesh Parekh is a managing member of Redwood Venture Partners, LLC, a managing director of RCG Advisor, LLC and is one of the Company’s directors. Mr. Parekh disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in entities affiliated with Redwood Venture Partners, LLC and RCG Advisor, Inc.

(8)
Includes 2,259 shares held by MWP Investment Partnership of which Mr. Perry is the general partner; 173 shares held by the Scott Morris Trust U/A 6/30/97 of which Mr. Perry is the trustee; 133 shares held by the Perry Residential trust dated 3/27/99 of which Mr. Perry and Mauree Jane Perry are trustees; 192 shares held by the MWP Revocable Trust dated 12/01/98 of which Mr. Perry is the trustee; 70,714 shares beneficially owned pursuant to immediately exercisable stock options, of which 13,259 shares, upon exercise, are subject to the Company’s lapsing right of repurchase. New Enterprise Associates is the general partner of New Enterprise Associates VII, L.P. and New Enterprise Associates 9, L.P. Mr. Perry is a general partner of New Enterprise Associates and is one of the Company’s directors. Mr. Perry disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in entities affiliated with New Enterprise Associates.

(9)
Includes 111,563 shares held by the Raza Venture Fund A, L.P.; 403,307 held by N&A Raza Revocable Trust UA dated 3/22/97 of which Mr. Raza and his spouse, Noreen Tirmizi Raza, are trustees; and 42,857 shares held by SAN Management II, LLC. Raza Venture Management, LLC is the general partner of Raza Venture Fund A, L.P. Mr. Raza is a managing member of Raza Venture Management, LLC and SAN Management II, LLC, and is one of the Company’s directors. Mr. Raza disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in entities affiliated with Raza Venture Management, LLC and SAN Management II, LLC.

(10)
Includes 273,482 shares are subject to the Company’s lapsing right of repurchase, and 611,997 shares beneficially owned pursuant to immediately exercisable stock options, of which 310,593 shares, upon exercise, are subject to the Company’s lapsing right of repurchase.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid to the Company’s Chief Executive Officer and the Company’s other two executive officers for services rendered in all capacities to the Company for the fiscal years ended March 31, 2002 and 2001.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Securities Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other ($)		Options (#)
Rajeev Madhavan	2002	$225,000	$150,000	$23,261	(2)	42,857
Chief Executive Officer and Secretary	2001	225,000	70,875	—		300,000

Roy E. Jewell (3)	2002	240,000	143,250	550,163	(4)	85,714
Chief Operating Officer and President	2001	18,182	—	—		428,570

Robert A. Sheffield	2002	200,000	130,000	14,455	(2)	21,428
Vice President-Finance and Chief Financial Officer	2001	200,000	56,000	—		34,285

(1)	Amounts paid as bonuses for services rendered are reported for the year in which they were earned even if they were paid in the following fiscal year.

(2)	Represents payment for vacation accrued and paid in fiscal year 2002.

(3)	Mr. Jewell joined the Company in March 2001.

(4)	Represents forgiveness of outstanding indebtedness.

Stock Options

The following tables set forth certain information with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 2002, and the number and value of the options held by each individual as of March 31, 2002. Unless otherwise notes, options vest ratably over 12 months beginning on the first anniversary of the date of grant, and the options are immediately exercisable, subject to the Company’s lapsing right of repurchase. The exercise price is equal to 100% of the fair market value of the Company’s Common Stock on the date of grant. The options have a maximum term of 10 years, but may terminate earlier in connection with certain events related to termination of employment.

Option Grants in Fiscal Year 2002

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(2)
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)(1)	Exercise Price Per Share ($)	Expiration Date
Name					5%	10%
Rajeev Madhavan	42,857	2.5%	$5.83	9/4/11	$157,133	$398,207
Roy E. Jewell	85,714	5.0	5.83	9/4/11	314,267	796,413
Robert A. Sheffield	21,428	1.2	5.83	9/4/11	78,565	199,099

*	Represents less than 1% of the options granted to employees in fiscal year 2002.
(1)	The percentage of total options granted is based on a total of 1,722,256 options granted to employees in fiscal year 2002.
(2)
The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company’s estimates or projections of its future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)(1)	Value Realized ($)(2)		Number of Securities Underlying Unexercised Options at March 31, 2002 (#)		Value of Unexercised In-the-Money Options at March 31, 2002 ($)(3)
Name				Exercisable	Unexercisable	Exercisable	Unexercisable
Rajeev Madhavan	—	—		342,857	—	$2,932,001	—
Roy E. Jewell	428,570	$1,071,425	(4)	85,714	—	1,167,999	—
Robert A. Sheffield	—	—		93,427	—	1,258,303	—

(1)	The shares acquired by the Company’s executive officers are subject to the Company’s right of repurchase if the officer is terminated, which right lapses over time.
(2)	Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.
(3)	Calculated on the basis of the fair market value of the underlying securities at March 31, 2002 ($19.46 per share) minus the exercise price.
(4)
Mr. Jewell exercised his options on October 24, 2001 prior to the Company’s initial public offering. For purposes of this calculation, the fair market value of the underlying security was assumed to be $13.00 per share, which represents the initial public offering price of the Company’s Common Stock.

Employment Agreements and Change of Control Agreements

The Company has an offer letter with Roy E. Jewell its President and Chief Operating Officer, who may leave or be terminated by the Company at any time. The Company does not have formal employment agreements with any of its executive officers.

For a description of the promissory note issued to Mr. Jewell, see “Certain Transactions and Related Party Transactions—Indebtedness of Management.”

The Company’s executive officers have been granted stock under stock option agreements and stock purchase agreements providing for vesting acceleration upon specified events. The following stock option agreements provide for accelerated vesting:

Rajeev Madhavan has an option agreement that provides for:

•
50% vesting upon a change in control of the Company which is followed by either termination without cause or constructive termination within 12 months of such change in control of the Company. Change in control means the acquisition of the Company by another entity in which the Company’s stockholders do not own at least 50% of the voting power of the surviving entity or the sale of all or substantially all of its assets.

Roy E. Jewell and Robert A. Sheffield each have option agreements that provide for:

•	25% vesting upon a change in control of the Company; and

•	50% vesting upon a change in control of the Company which is followed by either termination without cause or constructive termination within 12 months of the change in control of the Company.

Roy E. Jewell also has an option agreement that provides for:

•	50% vesting upon a change in control of the Company which is followed by either termination without cause or constructive termination within 12 months of the change in control of the Company; and

•
accelerated vesting upon the achievement of specified objectives mutually determined by Mr. Jewell and the Chief Executive Officer. The options are immediately exercisable and subject to the Company’s right to repurchase any unvested shares.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee, established in August 2000, is comprised of three non-employee directors. The Compensation Committee is responsible for developing and monitoring compensation arrangements for the executive officers of the Company, recommending guidelines for the review of the performance and the establishment of compensation and benefit policies for all other employees, administering the Company’s stock option plans and the Company’s 2001 Employee Stock Purchase Plan, conducting those reviews, investigations and surveys it considers appropriate and necessary in the exercise of its duties, and other compensation plans and performing other activities and functions related to executive officer compensation as may be assigned from time to time by the Board of Directors. The Compensation Committee held one formally noticed meeting during the fiscal year, but met informally at various times and, on a monthly basis, reviewed and approved stock option grants for all the Company’s employees, including executive officers.

Compensation Committee Policy

At or near the beginning of each fiscal year, the Compensation Committee typically establishes base salary levels and target bonuses for the Company’s Chief Executive Officer and the Company’s President and the Chief Operating Officer. The Compensation Committee also acts on behalf of the Board of Directors to establish the general compensation policy for the Company’s executive officers. The President has the authority to establish the level of base salary payable to all other employees of the Company, including officers reporting to him, subject to the approval of the Compensation Committee. In addition, the President has the responsibility for approving the bonus programs to be in effect for all other officers and key employees each fiscal year, subject to the approval of the Compensation Committee. For fiscal year 2002, the process utilized by the President in determining officer compensation levels took into account both qualitative and quantitative factors.

The Compensation Committee believes that the compensation of the executive officers should be greatly influenced by the Company’s performance. Consistent with this philosophy, a designated portion of the compensation of the Chief Executive Officer and the President is contingent upon corporate performance and adjusted where appropriate, based on the executive officer’s performance against personal performance objectives.

Fiscal Year 2002 Executive Officer Compensation

Each executive officer’s compensation package consists of three elements:

•	base compensation, which reflects individual performance and is designed primarily to be competitive with salary levels in a comparative group;

•	variable or bonus compensation payable based on the achievement of financial performance goals and individual performance; and

•	long-term stock-based incentive compensation, which rewards the Company’s growth and increased stockholder value.

The base salaries and incentive compensation of, and stock option grants to, the executive officers are determined in part by the Compensation Committee in reliance on surveys of prevailing competitive salaries and equity practices in the technology sector for similar positions and by evaluating those salary standards against the achievement by the Company of its corporate goals. The cash and equity compensation of the Company’s executive officers was compared to equivalent data in the Radford Survey and competitive market compensation levels to determine base salary, target bonuses and target total cash compensation.

The Radford Survey was selected because it provided reliable data from a large number of participating companies and focused primarily on the high technology sector. The Company’s cash and equity compensation levels were benchmarked against companies similar to the Company in terms of product or industry, geography, company stage and revenue levels. The Compensation Committee believes that the total cash compensation for the Company’s executive officers for fiscal year 2002 was competitive with the total cash compensation for executive officers at companies with which the Company competes for executives.

Incentive Compensation.    For fiscal year 2002, the Compensation Committee reviewed the Executive Bonus Plan and the Company’s performance objectives to be used for purposes of bonus determination. The Compensation Committee assigned a target bonus to each executive officer, which target bonus was either a precise dollar figure or a percentage of the executive officer’s base salary. The Compensation Committee also approved the performance objectives to be used for bonus determination, and the overall structure and mechanics of the Executive Bonus Plan. In June 2002, the Compensation Committee determined fiscal year 2002 bonus awards for executive officers pursuant to the Executive Bonus Plan. Bonuses were determined with reference to the percentage relationship of actual to targeted realization of the Company’s performance objectives, and were adjusted for individual performance.

Stock Options.    Long-term compensation provided to the Company’s executive officers has been in the form of stock options. Stock options are granted under the Company’s stock option plans according to guidelines that take into account the executive officer’s responsibility level, comparison with comparable awards to individuals in similar positions in the industry, the Company’s long-term objectives for maintaining and expanding technological leadership through product development and growth, the Company’s expected performance, the executive officer’s performance and contribution during the last fiscal year, and the executive officer’s existing holdings of unvested stock options. However, the Committee does not strictly adhere to these factors in all cases and will vary the size of the grant made to each executive officer as the particular circumstances warrant. Stock options typically have been granted to executive officers when the executive officer joins the Company, or in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee believes that equity-based compensation closely aligns the interests of executive officers with those of stockholders by providing an incentive to manage the Company with a focus on long-term strategic objectives set by the Company’s Board of Directors relating to growth and stockholder value. The Committee evaluated the performance of the executive officers against the strategic objectives for fiscal year 2002 set by the Board of Directors and concluded that such performance warrants the level of long-term compensation awarded them as set forth in “Executive Compensation—Option Grants in Fiscal Year 2002.” The Committee typically reexamines long-term compensation levels each year.

Each grant allows the executive officer to acquire shares of Common Stock at the fair market value in effect on the date of grant. The options vest in a series of installments over a four-year period, contingent upon the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company’s employ, and then only if the market price of the Common Stock appreciates over the option term. Subsequent grants may be made to executive officers when the Compensation Committee believes that the executive officer has demonstrated greater potential, achieved more than originally expected, or assumed expanded responsibilities. Additionally, subsequent grants may be made to remain competitive with similar companies. See “Executive Compensation—Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.”

Equity data from the Radford Survey was also used for general comparison purposes in determining stock option grants to executive officers. In fiscal year 2002, the Compensation Committee, in its discretion, granted stock options to the three named executive officers. Stock options granted to all employees generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Common Stock on the date of grant. However, the stock options granted to the named executive officers in September 2001 become exercisable over a two-year period, with one-year “cliff” vesting followed by monthly vesting in the second year. The stock options have a ten-year term.

2001 Employee Stock Purchase Plan.    The Company’s 2001 Employee Stock Purchase Plan (“2001 Purchase Plan”), which the Company’s stockholders approved in August 2001, became effective in connection with the Company’s initial public offering. Employees, including executive officers, but excluding 5% or greater stockholders, are eligible to participate through payroll deductions of up to 15% of their defined compensation. Such payroll deductions accumulate over a three-month accumulation period without interest. Shares of Common Stock are purchased at the end of the accumulation period at a price equal to 85% of the fair market value per share of Common Stock on either the first day preceding the offering period or the last date of the accumulation period, whichever is less.

Fiscal Year 2002 Chief Executive Officer Compensation

Compensation for the Chief Executive Officer is determined through a process similar to that discussed above for the other executive officers. Mr. Madhavan’s base salary, target bonus, performance objectives and schedule of adjustment to the target bonus were established by the Committee. Mr. Madhavan’s base salary level and target bonus were based upon the Compensation Committee’s discretionary evaluation of a number of factors, including the Radford Survey. For fiscal 2002, the Compensation Committee established Mr. Madhavan’s base salary at $225,000 and awarded Mr. Madhavan a cash bonus of $150,000. Mr. Madhavan’s bonus was determined with reference to the percentage relationship of actual to targeted realization of the Company’s performance objectives, adjusted upwards in recognition of Mr. Madhavan’s individual performance. Mr. Madhavan was awarded a stock option grant of 42,857 shares during fiscal year 2002, which vests over a two-year period as described above.

Mr. Madhavan was not eligible to participate in the 2001 Employee Stock Purchase Plan.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code places a $1.0 million limit on the tax deductibility of compensation paid or accrued with respect to a covered employee of a publicly-held corporation. The Compensation Committee believes that all compensation realized in fiscal year 2002 by the executive officers is deductible under Section 162(m).

Compensation Committee

Rajesh Parekh, Chairman
Mark Perry
Andreas Bechtolsheim

STOCK PRICE PERFORMANCE GRAPH

The following graph shows the four-month cumulative total stockholder return (change in stock price plus reinvested dividends) assuming the investment of $100 on November 20, 2001 (the day of the Company’s initial public offering) in each of the Company’s Common Stock, the S&P 500 Index and the S&P Application Software Index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

CUMULATIVE RETURN AT PERIOD END

	Cumulative Total Return
	11/20/01	11/30/01	12/31/01	1/31/02	2/28/02	3/31/02
MAGMA DESIGN AUTOMATION, INC.	100.00	175.31	232.92	188.46	123.08	149.69
S & P 500 INDEX	100.00	107.67	108.61	107.03	104.97	108.91
S & P APPLICATION SOFTWARE INDEX	100.00	116.72	127.62	128.39	111.79	123.86

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that was originally adopted by the Board of Directors in August 2000, and was amended by the Board of Directors and the Audit Committee in June 2002. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for internal controls and financial statements and reports, and of the independent auditors, who are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended March 31, 2002. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Statement No. 1, and has discussed with the independent auditors, KPMG LLP, the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2002.

Audit Committee

S. Atiq Raza
Rajesh Parekh
Mark W. Perry

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Management and Others

In July 2001, the Company issued $1,900,000 in principal amount of the Company’s subordinated convertible promissory notes and related warrants to New Enterprise Associates 9, L.P., a fund affiliated with New Enterprise Associates, of which Mr. Perry, one of the Company’s directors, is a general partner. On November 20, 2001, in connection with the Company’s initial public offering, $1,946,641 in principal amount of the Company’s subordinated convertible promissory notes and accrued interest automatically converted into 223,494 shares of Common Stock.

In July 2001, the Company issued $9,600,000 in principal amount of the Company’s subordinated convertible promissory notes and related warrants to Seligman New Technologies Fund II, Inc. On November 20, 2001, in connection with the Company’s initial public offering, $9,835,660 in principal amount of the Company’s subordinated convertible promissory notes and accrued interest automatically converted into 1,129,237 shares of Common Stock. As a result of the Company’s initial public offering, Seligman New Technologies Fund II, Inc. was no longer a beneficial owner of more than 5% of the Common Stock.

In July and August 2001, the Company issued subordinated convertible promissory notes and related warrants in the following principal amounts, to the following entities: $1,440,352 to Crosslink Offshore Omega Ventures III, $2,548,457 to Crosslink Omega Ventures IV, L.P. and $5,611,181 to Crosslink Crossover Fund III, L.P. Each of these entities is affiliated with Crosslink Capital. On November 20, 2001, in connection with the Company’s initial public offering, the aggregate of $9,835,121 in principal amount of the Company’s subordinated convertible promissory notes and accrued interest owned by the entities affiliated with Crosslink Capital automatically converted into 1,129,174 shares of Common Stock. As a result of the Company’s initial public offering, entities affiliated with Crosslink Capital were no longer beneficial owners of more than 5% of the Common Stock.

These affiliates purchased the securities described above at the same price and on the same terms and conditions as the unaffiliated investors in the private financings.

Indebtedness of Management

On October 24, 2001, Roy E. Jewell, the Company’s President and a member of the Board of Directors, borrowed $4,499,700.71 from the Company pursuant to a security agreement and a full recourse promissory note to exercise his options to purchase 428,570 shares of Common Stock. Mr. Jewell’s loan accrues interest at a rate of 5.5% per annum, compounded annually, is secured by 428,570 shares of Common Stock and is due no later than March 5, 2006. Mr. Jewell had outstanding indebtedness of $4,584,459 in principal and accrued interest on February 28, 2002, which was the greatest amount of his outstanding indebtedness during the fiscal year. As of June 30, 2002, Mr. Jewell had outstanding indebtedness of $4,108,386 in principal and accrued interest. If Mr. Jewell is still one of the Company’s full-time employees on an anniversary of his date of hire after a liquidity event occurs, or Mr. Jewell is terminated other than for cause prior to a liquidity event, on each anniversary until the maturity date of the promissory note a portion of Mr. Jewell’s debt will be forgiven. A liquidity event occurred in May 2002, when the lock-up period in connection with the initial public offering of the Common Stock expired. At such time, $550,000 of Mr. Jewell’s loan and accrued interest was forgiven by the Company. A liquidity event occurs if the Company is sold and the lock-up period imposed as a result of the transaction expires. If Mr. Jewell sells any of his shares of Common Stock that are collateral for the promissory note prior to the maturity date of the promissory note, the portion of principal and interest related to the shares sold will become due in full.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2003, subject to ratification by the stockholders. KPMG LLP has audited the Company’s financial statements since March 2000. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit And Non-Audit Fees

Audit Fees.    The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2002 and for the reviews of the financial statements included in the Company’s quarterly reports during such period were $274,000.

Financial Information Systems Design and Implementation Fees.    No fees were billed for professional services rendered for information technology services related to financial information systems design and implementation by KPMG LLP for fiscal year 2002.

All Other Fees.    The aggregate fees billed for services rendered by KPMG LLP for fiscal year 2002 other than for the services described above, including statutory filings in connection with the Company’s initial public offering, and tax consulting and other services were $625,821 and $83,015, respectively.

Upon consideration, the Audit Committee determined that the provision of the services other than the audit services is compatible with maintaining KPMG LLP’s independence.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Board of Directors will review its future selection of the Company’s independent auditors.

The Board of Directors recommends a vote “FOR” ratification of KPMG LLP as the Company’s independent auditors.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting must be received by the Secretary of the Company no later than March 26, 2003 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2003 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 50 days nor more than 75 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date or (ii) two days prior to the scheduled date of the annual meeting.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

PAYMENT OF COSTS

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 2002, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal year 2002.

Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

By order of the Board of Directors

Rajeev Madhavan
Chief Executive Officer and Secretary

July 24, 2002

The Company’s 2002 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting Stockholder. Any such request should be addressed to the Company at 2 Results Way, Cupertino, CA 95014, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of July 15, 2002, the stockholder was entitled to vote at the Annual Meeting.

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

MAGMA DESIGN AUTOMATION, INC.

Purpose and Composition

This Charter governs the operations of the Audit Committee. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors and shall meet the qualification requirements of the Nasdaq National Market.

The members of the Audit Committee shall be elected by the Board of Directors annually and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in overseeing the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the external auditor, and the annual independent audit of the Corporation’s financial statements.

The external auditor for the Corporation is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditor.

Responsibility and Processes

The primary responsibility of the Audit Committee is to oversee the Corporation’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws. These are the responsibilities of management and the external auditor. In carrying out its responsibilities, the Audit Committee’s policies and procedures should remain flexible in order to react to changing conditions and circumstances.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may alter or supplement them as appropriate.

1.    Annually, the Audit Committee shall recommend to the Board of Directors the selection of the Corporation’s external auditor, subject to stockholder ratification of the selection, if such ratification is required or sought. The Audit Committee shall evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

2.    The Audit Committee shall discuss with the external auditor the overall scope and plans for its audit examinations.

3.    The Audit Committee shall ensure that the external auditor submits annually a formal written statement delineating all relationships between the external auditor and the Corporation. The Audit Committee is responsible for engaging in a dialogue with the external auditor with respect to such disclosed relationships that may impact the objectivity and independence of the external auditor and recommending that the Board of Directors take appropriate action to satisfy itself of the external auditor’s independence.

4.    The Audit Committee shall establish policies and procedures for the engagement of the external auditor to provide non-audit services, and consider whether the external auditor’s performance of any non-audit services is compatible with the external auditor’s independence.

5.    The Audit Committee shall discuss with management and the external auditor the adequacy and effectiveness of the Corporation’s accounting and financial records and system for monitoring and managing business risk and legal compliance programs. Further, the Audit Committee shall meet separately with the external auditor, with and without management present, to discuss the results of their examinations.

6.    The Audit Committee shall review and discuss with management and the external auditor the Corporation’s interim financial results to be included in the Corporation’s quarterly reports filed with the Securities and Exchange Commission, and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

7.    The Audit Committee shall review with management and the external auditor the financial statements to be included in the Corporation’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), any management letter provided by the independent auditor and the Corporation’s responses to that letter, as well as the auditor’s judgment about the quality, not just acceptability, of the Corporation’s accounting principles as applied in its financial reporting. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosures. In addition, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the external auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

8.    Based on its review and discussion of items 3 and 7, the Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K).

9.    As a whole, or through the Chair, the Audit Committee shall review the impact on the financial statements of significant events, transactions, or changes in accounting principles or estimates which potentially affect the quality of the financial reporting with management and the external auditor prior to the filing of the Corporation’s Reports on Form 10-Q or 10-K, or as soon as practicable if the communications cannot be made prior to its filing.

10.    Management and the external auditor shall discuss with the Audit Committee significant changes to the Corporation’s accounting principles, policies, controls, procedures and practices proposed or contemplated by management.

11.    The Audit Committee shall review and reassess this Charter annually and recommend any appropriate changes to the Board of Directors.

Under the purview of the Board of Directors, the Audit Committee shall review any significant disagreement that is brought to its attention, after inquiry, among management and the external auditor in connection with the preparation of the Corporation’s financial statements. In addition, the Audit Committee shall review with management and the external auditor any pending or threatened action by regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or external auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall also have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditor for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

Reports

1.    The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission for inclusion in the Corporation’s annual proxy statement.

2.    The Committee shall submit any recommendations for changes to the Audit Committee Charter to the full Board of Directors for approval.

3.    The Audit Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

Reliance on Information Provided

In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

P R O X Y
MAGMA DESIGN AUTOMATION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes RAJEEV MADHAVAN, ROY E. JEWELL or ROBERT A. SHEFFIELD, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Magma Design Automation, Inc. (the “Company”) to be held at the Company’s Headquarters, 2 Results Way, Cupertino, California on August 29, 2002 at 10:00 a.m., or at any postponements or adjournments thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR Proposal 2, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

é  FOLD AND DETACH HERE  é

The Board of Directors recommends a vote FOR the election of directors and FOR Proposal 2.	Please mark your votes as ☒ indicated in this example.

1.    To elect (01) Roy E. Jewell and (02) Rajesh Parekh as the Class I directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐	(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below): For all nominees except as noted above

2. To ratify the appointment of KPMG LLP as the Company’s independent auditors.			3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.
FOR ☐	AGAINST ☐	ABSTAIN ☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” the election of directors and “FOR” Proposal 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date
Please sign where indicated above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

é  FOLD AND DETACH HERE  é

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4PM Eastern Time on August 28, 2002.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/lava

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
OR
Telephone
1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at: http://www.eproxy.com/lava